PROMISSORY NOTE

$800,000.00

  November 10, 2010

Salt Lake City, Utah

FOR VALUE RECEIVED AND MUTUAL PROMISES, the undersigned promises to pay to the order of Wayne Middleton and William Middleton, (hereinafter, together with any holder hereof, called "Holder"), at P.O. Box 9948, Salt Lake City, UT, 84109 or at such other place as the Holder may from time to time designate in writing, the principal sum of Eight Hundred Thousand Dollars ($800,000.00), together with interest at 4.5% on the unpaid principal balance from time to time outstanding, in accordance with the following provisions:

(A)

The foregoing indebtedness shall be payable as follows:

The indebtedness shall be paid in interest only monthly payments of $3,000.00;

The principal balance shall be due on or before November 10, 2015.

 (B)

This note has been executed and delivered in, and its terms and provisions are to be governed and construed by the laws of the State of Utah.

(C)

All payments made hereunder shall first be applied to accrued interest and the balance to principal.

(D)

In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum contract rate of interest allowed by applicable law, and in the event any such payment is paid by the undersigned or received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder, in writing, that the undersigned elects to have such excess sum returned to it forthwith.

(E)

The Holder shall have the optional right to declare the amount of the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date of any sum due or installment, as fixed herein, upon the failure of the undersigned to pay, within five (5) days of when due, any of the installments of interest or principal, or upon the occurrence of any event of default or failure to perform in accordance with any of the terms and conditions in the mortgage securing this note.  Upon exercise of this option by the Holder, the entire unpaid principal shall bear interest from the scheduled payment date at the maximum contract rate permitted by law until paid.  Forbearance to exercise this option with respect to any failure or breach of the undersigned shall not constitute a waiver of the right as to any continuing failure or breach.  Exercise of this option shall be without notice to the undersigned, notice of such exercise being hereby expressly waived.

(F)

Time is of the essence of this contract and, in case this note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorney's fees.

(G)

Such attorney's fees and costs shall include, but not be limited to, fees and costs incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, proceedings and appeals, as well as appearances in and connected with any bankruptcy proceedings or creditor's reorganization or arrangement proceedings.

(H)

The remedies of the Holder, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.  No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Holder and then only to the extent specifically recited therein.  A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

(I)

All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns respectively, hereby (a) expressly waive presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, and diligence in collection; (b) consent that the time of all payments or any part thereof may be extended, rearranged, renewed or postponed by the Holder hereof and further consent that any collateral security or any part thereof may be released, exchanged, added to or substituted for the Holder hereof, without in anywise modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; (c) agree that the Holder, in order to enforce payment of this note, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned or any other person or party to become liable hereunder.

(J)

If more than one party shall execute this note, the term "undersigned," as used herein, shall mean all parties signing this note and each of them, who shall be jointly and severally obligated hereunder.

(K)

In this note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

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IN WITNESS WHEREOF, the undersigned has executed this note on the day and year first above written.  Signed, sealed and delivered in the presence of:

/s/: Charles Irizarry

By: Charles Irizarry as Vice President

of Immobiliare Global Investments, Inc.